UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2016

Mastercard Incorporated

(Exact name of registrant as specified in its charter)

Delaware	001-32877	13-4172551
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Purchase Street Purchase, New York		10577
(Address of principal executive offices)		(Zip Code)

(914) 249-2000

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On November 21, 2016, Mastercard Incorporated (the “Company”) completed an offering of $650,000,000 aggregate principal amount of its 2.000% Notes due 2021 (the “2021 Notes”), $750,000,000 aggregate principal amount of its 2.950% Notes due 2026 (the “2026 Notes”) and $600,000,000 aggregate principal amount of its 3.800% Notes due 2046 (the “2046 Notes” and, together with the 2021 Notes and the 2026 Notes, the “Notes”). The offering of the Notes was made pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-204959), which Registration Statement relates to the offer and sale on a delayed basis from time to time of an indeterminate amount of the Company’s debt securities. Further information concerning the Notes and related matters is set forth in the Company’s Prospectus Supplement dated November 16, 2016, which was filed with the Securities and Exchange Commission on November 18, 2016.

In connection with the issuance of the Notes, the Company entered into an Underwriting Agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc., HSBC Securities (USA) Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Mizuho Securities USA Inc. and U.S. Bancorp Investments, Inc. as representatives (the “Representatives”) of the several underwriters listed in Schedule II to the Underwriting Agreement. The foregoing description of the Underwriting Agreement is qualified in its entirety by the terms of such agreement, a copy of which is attached hereto as Exhibit 1.1 and is incorporated by reference herein.

The Notes were issued pursuant to an Indenture with Deutsche Bank Trust Company Americas, as trustee, dated as of March 31, 2014 (the “Indenture”), together with the officer’s certificate dated as of November 21, 2016 establishing the terms of each series of the Notes (the “Officer’s Certificate”). The Officer’s Certificate is attached hereto as Exhibit 4.1 and is incorporated by reference herein. The forms of the 2021 Notes, the 2026 Notes and the 2046 Notes are attached hereto as Exhibit 4.2, Exhibit 4.3 and Exhibit 4.4, respectively, and are incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of November 16, 2016, among the Company and the Representatives

4.1	Officer’s Certificate of the Company, dated as of November 21, 2016

4.2	Form of Global Note representing the Company’s 2.000% Notes due 2021 (included in Exhibit 4.1)

4.3	Form of Global Note representing the Company’s 2.950% Notes due 2026 (included in Exhibit 4.1)

4.4	Form of Global Note representing the Company’s 3.800% Notes due 2046 (included in Exhibit 4.1)

5.1	Opinion of Weil, Gotshal & Manges LLP

23.1	Consent of Weil, Gotshal & Manges LLP (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mastercard Incorporated

By:	/s/ Janet McGinness
Name:	Janet McGinness
Title:	Corporate Secretary

Date: November 21, 2016

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of November 16, 2016, among the Company and the Representatives

4.1	Officer’s Certificate of the Company, dated as of November 21, 2016

4.2	Form of Global Note representing the Company’s 2.000% Notes due 2021 (included in Exhibit 4.1)

4.3	Form of Global Note representing the Company’s 2.950% Notes due 2026 (included in Exhibit 4.1)

4.4	Form of Global Note representing the Company’s 3.800% Notes due 2046 (included in Exhibit 4.1)

5.1	Opinion of Weil, Gotshal & Manges LLP

23.1	Consent of Weil, Gotshal & Manges LLP (included in Exhibit 5.1)